ACM Managed
Income Fund

Annual Report
August 31, 2000


ALLIANCE CAPITAL [LOGO]
------------------------------------
The Investment Professional's Choice

              Investment Products Offered

               . Are Not FDIC Insured
               . May Lose Value
               . Are Not Bank Guaranteed

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

[SIDEBAR: LETTER TO SHAREHOLDERS]
LETTER TO SHAREHOLDERS
October 6, 2000


Dear Shareholder:
This report provides performance, investment strategy and outlook for ACM Man-aged Income Fund (the "Fund") for the annual reporting period ended August 31, 2000.

Investment Objectives and Policies
This closed-end Fund's objective is to provide investors with a high level of total return by seeking both high current income and capital appreciation. To achieve its objective, the Fund invests primarily in U.S. government securi-ties and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts.

Investment Results
The following table shows how the Fund performed over the past six- and 12-month periods ended August 31, 2000. For comparison, we have included returns for the unmanaged Lehman Brothers Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities.

The Fund underperformed the benchmark for the six- and 12-month periods ended August 31, 2000 due to the performance of the Fund's high yield investments. As described in the Fund's prospectus, the Fund typically invests a signifi-cant portion of its assets in lower-rated, high yield securities. The Lehman Brothers Aggregate Bond Index does not have a high yield component, but rather is comprised of U.S. government securities, mortgage securities and investment grade credit. Each of the components of the index performed well over the pe-riod.

Liquidity in many of the high yield issues held by the Fund was low, which was compounded as many high yield mutual funds have experienced significant out-flows in 2000. Through August, these outflows total approximately $6.8 billion dollars. Defaults, as measured by Moody's for the trailing 12 months ended Au-gust 31, 2000, were 5.13%, well above the historical average. Spreads widened significantly over the last year, with mid-quality high yield widening by 207 basis points.

The current underperformance in the high yield market has been caused by mone-tary tightening, historically high default rates, weak equity markets, and mu-tual fund outflows. In addition, our style of investing, which has emphasized higher-yielding, single B rated securities, negatively impacted performance during the past six-and 12-month periods as these securities underperformed double B and lower yielding single B rated securities. Reduced liquidity in the high yield market has caused investors to focus on larger, more liquid is-sues. At the present time, the Fund plans to maintain its current high yield allocation. Historically, high yield investing has served the Fund and its shareholders well, over the long-term, we believe that the high yield

-------------------------------------------------------------------------------
                                                      ACM MANAGED INCOME FUND.1

[SIDEBAR:]
LETTER TO SHAREHOLDERS

market due to historic wide spreads, has the potential for good performance.

 INVESTMENT RESULTS*
 Periods Ended August 31, 2000

                     Total Returns
                   6 Months 12 Months
 ------------------------------------
  ACM Managed
  Income Fund       2.47%    -1.00%
 ------------------------------------
  Lehman Brothers
  Aggregate Bond
  Index             5.53%     7.56%
 ------------------------------------

 * The Fund's investment
  results represent
  total returns for the
  periods shown and are
  based on the net asset
  value (NAV) as of
  August 31, 2000. All
  fees and expenses
  related to the
  operation of the Fund
  have been deducted.
  Returns for the Fund
  include the
  reinvestment of any
  distributions paid
  during the period.
  Past performance is no
  guarantee of future
  results.

  The unmanaged Lehman
  Brothers Aggregate
  Bond Index is composed
  of the Lehman Brothers
  Mortgage-Backed
  Securities Index, the
  Lehman Brothers Asset-
  Backed Securities
  Index and the Lehman
  Brothers
  Government/Credit
  Index. An investor
  cannot invest directly
  in an index, and its
  results are not
  indicative of any
  particular investment,
  including ACM Managed
  Income Fund.


Investment Strategy
Over the six-month period, we continued to employ U.S. Treasury holdings across the maturity spectrum. In the Fund's high yield holdings, we focused on larger and more liquid issues in the telecommunications and media sectors. These two non-cyclical sectors, with a potential for strong growth, have bene-fited from robust equity market valuations and a disproportionate share of positive mergers and acquisition (M&A) activity. Also, with the emergence of the "new economy," we continue to emphasize technology and technology-related companies that are changing how business is being done today. In addition, we continue to selectively add "brick and mortar" companies from the "old econo-my" that have been heavily discounted and offer extraordinary yield opportuni-ties in a market where 80% of the issues are being ignored.

Market Overview
The global economy continued to improve during the six-month period ended Au-gust 31, 2000. In the U.S., the economy remained strong, growing 4.8% in the first quarter and 5.6% during the second quarter. Unemployment remained low and consumer confidence increased. Strong U.S. economic activity prompted the Federal Reserve to increase official interest rates 75 basis points from 5.75% to 6.50% early in the period. Recent signs of cooling economic growth, howev-er, shifted the Federal Reserve into a holding pattern late in the reporting period.

The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond In-dex, posted a solid return of 5.53% during the six-month period. Among the traditional sectors of the U.S. bond market, the U.S. government sector re-corded the strongest performance, 5.90%, as a result of the Treasury buy-back program. (Faced with a growing budget surplus, the Treasury began a long-term project to reduce the supply of outstanding government debt.) The yield curve remained inverted during the period as investors focused on tighter monetary policy as well as the Treasury buy-back program. Longer term Treasuries out-performed

-------------------------------------------------------------------------------
2.ACM MANAGED INCOME FUND

     LETTER TO SHAREHOLDERS

shorter-term Treasuries as two-year Treasury yields fell from 6.53% to 6.15%, and 30-year Treasury yields fell from 6.15% to 5.67%.

Within the investment-grade corporate bond sector, higher-quality AAA corpo-rate securities outperformed lower-quality BBB securities. Corporate bond yield spreads widened in the first three months of the reporting period as ex-pectations for tighter monetary policy grew and the Federal Reserve raised in-terest rates. Perceptions of credit quality within the corporate market were weakened by heightened event risk coupled with several announcements of earn-ings disappointments. However, in the final three months of the period, corpo-rate bond yield spreads retraced. Economic data eased inflation concerns and pointed toward moderating growth, lessening the likelihood of further interest rate hikes. Among the industry subsectors, sovereign corporates posted the best return, 5.70%, while the interest rate sensitive finance sector posted the worst return, 4.20%.

The high yield sector, as represented by the Credit Suisse First Boston Global High Yield Index (CSFB GHY Index) returned 0.6% for the six-month period. As noted above, monetary tightening, historically high default rates, weak equity markets, and mutual fund outflows dampened performance of this sector. As of August 31, 2000, the CSFB GHY Index yielded 13.63%, or 7.73% more than Trea-suries, about 2% more than at the beginning of the year. Securities rated BB outperformed B rated securities as investors focused on higher quality issues. The best performing industry sectors in the year through August were energy, real estate and technology, while entertainment, metals and fixed communica-tion were the worst performing sectors. Issuance of high yield debt in the first eight months of this year totaled approximately $32 billion, less than half of the amount issued in the first eight months of 1999.

Outlook
The U.S. economy will continue to grow, however, at a more moderate pace. We believe growth will average in the 3.0% to 3.5 % range over the next several quarters. With inflation and economic growth moderating, as well as current concerns over the spike in oil prices, we expect the Federal Reserve to remain on the sidelines. We expect technical supply considerations to play an in-creasing role in shaping the U.S. Treasury yield curve as the U.S. Treasury continues its buy-back program. With the growing conviction that any rate in-creases by the Federal Reserve are out of the picture for now, we believe Treasury yields will move lower over the next six months.

U.S. economic strength underpins our positive outlook for investment-grade and high yield corporate bonds. The U.S. is enjoying the benefits of years of ex-tensive corporate restructuring, together with unprecedented advances in tech-nology. The key result has been a substantial increase in the growth rate of productivity. Given this positive eco-

-------------------------------------------------------------------------------
                                                      ACM MANAGED INCOME FUND.3

[SIDEBAR:]
LETTER TO SHAREHOLDERS

nomic environment, coupled with historically high spreads to Treasuries, we be-lieve that the investment grade and high yield corporate bond sectors are poised to be strong performing asset classes.



[PHOTO]

               John D.
               Carifa

[PHOTO]

               George
               Caffrey

[PHOTO]

               Matthew
               Bloom

Portfolio Managers George Caffrey and Matthew Bloom have 40 years of combined investment experience.


Thank you for your continued interest and investment in ACM Managed Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

John D. Carifa
Chairman and President



/s/ John D. Carifa
George Caffrey
Vice President


Matthew Bloom
Vice President

--------------------------------------------------------------------------------
4.ACM MANAGED INCOME FUND

PERFORMANCE UPDATE



ACM MANAGED INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
8/31/91 to 8/31/00


                                       [BAR CHART]

                              ACM Managed           Lehman Brothers
                         Income Fund (NAV)      Aggregate Bond Index
           ----------------------------------------------------------
               8/31/91            12000                     11463
               8/31/92            14891                     13009
               8/31/93            19388                     14436
               8/31/94            18519                     14218
               8/31/95            21546                     15825
               8/31/96            24308                     16475
               8/31/97            29261                     18123
               8/31/98            31819                     20038
               8/31/99            26425                     20198
               8/31/2000          26163                     21724


This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Income Fund at net asset value (NAV) (from 8/31/91 to 8/31/00) as com-pared to the performance of an appropriate index. The chart assumes the rein-vestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the
LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index.

When comparing ACM Managed Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indica-tive of any specific investment, including ACM Managed Income Fund.


--------------------------------------------------------------------------------
                                                       ACM MANAGED INCOME FUND.5

PERFORMANCE UPDATE


      PERFORMANCE
           UPDATE

ACM MANAGED INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 8/31



                         [BAR CHART]

                             ACM Managed    Lehman Brothers
                             Income Fund  Aggregate Bond Index
8/31/91                         19.99            14.63
8/31/92                         24.10            13.48
8/31/93                         30.20            10.98
8/31/94                         -4.48            -1.51
8/31/95                         16.35            11.30
8/31/96                         12.82             4.11
8/31/97                         20.38            10.00
8/31/98                          8.74            10.57
8/31/99                        -16.95             0.80
8/31/2000                       -2.03             7.56


              ACM Managed Income Fund -- Yearly Periods Ended 8/31

-------------------------------------------------------------------------------------------------
                                                                                  Lehman Brothers
                             ACM Managed                                          Aggregate Bond
                              Income Fund                                              Index
-------------------------------------------------------------------------------------------------
8/31/91                          19.99%                                                14.63%
8/31/92                          24.10%                                                13.48%
8/31/93                          30.20%                                                10.98%
8/31/94                          -4.48%                                                -1.51%
8/31/95                          16.35%                                                11.30%
8/31/96                          12.89%                                                 4.11%
8/31/97                          20.38%                                                10.00%
8/31/98                           8.74%                                                10.57%
8/31/99                         -16.95%                                                 0.80%
8/31/00                          -1.00%                                                 7.56%

Past performance is no guarantee of future results. The Fund's investment re-sults are total returns and are based on the Fund's net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Re-turns for the Fund include the reinvestment of any distribution paid during the period. The unmanaged Lehman Brothers ("LB") Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities In-dex and the LB Government/Credit Index. An investor cannot invest directly in an index, and its returns are not indicative of any specific investment, in-cluding ACM Managed Income Fund.

--------------------------------------------------------------------------------
6.ACM MANAGED INCOME FUND

PORTFOLIO SUMMARY
August 31, 2000


     PORTFOLIO SUMMARY

INCEPTION DATE    PORTFOLIO STATISTICS
11/3/88           NET ASSETS ($ mil): $221.4

                [PIE CHART]

o  U.S. Government Obligations            61.8%
o  Corporate                              28.0%
o  Yankee Obligations                      5.9%
o  Short-term                              2.4%
o  Non- Convertible                        1.8%
o  Common Stock and Other Investments      0.1%



      [PIE CHART]

o  United States   93.6%
o  Netherlands     2.1%
o  United Kingdom  1.4%
o  Bermuda         1.1%
o  Canada          0.8%
o  Korea           0.6%
o  Mexico          0.4%


All data as of August 31, 2000. Security type and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                                       ACM MANAGED INCOME FUND.7

PORTFOLIO OF INVESTMENTS
August 31, 2000


     PORTFOLIO OF
      INVESTMENTS

                                                Moody's Principal
                                               Investor    Amount
                                                Ratings     (000) U.S. $ Value
------------------------------------------------------------------------------
U.S. Government Obligations - 73.8%
U.S. Treasury Bonds - 47.8%
 6.125%, 8/15/29..............................   Aaa     $ 3,000  $  3,143,437
 6.25%, 8/15/23...............................   Aaa       1,250     1,302,443
 6.25%, 5/15/30(a)............................   Aaa      27,500    29,760,170
 8.1255%, 8/15/19.............................   Aaa      16,600    20,652,797
 12.375%, 5/15/04.............................   Aaa      32,300    38,901,232
 14.00%, 11/15/11.............................   Aaa       8,700    12,167,118
                                                                  ------------
                                                                   105,927,197
                                                                  ------------
U.S. Treasury Notes - 13.9%
 12.00%, 08/15/13.............................   Aaa      22,500    30,703,626
                                                                  ------------
U.S. Treasury Strips - 9.7%
 Zero coupon, 5/15/09.........................   Aaa       2,880     1,723,032
 Zero coupon, 5/15/10.........................   Aaa      19,130    10,799,287
 Zero coupon, 2/15/11.........................   Aaa      16,500     8,911,930
                                                                  ------------
                                                                    21,434,249
                                                                  ------------
U.S. TIPS - 2.4%
 3.875%, 4/15/29..............................   Aaa       5,000     5,224,767
                                                                  ------------
Total U.S. Government Obligations (cost
 $167,424,915)................................                     163,289,839
                                                                  ------------
Corporate Obligations - 33.5%
Broadcasting/Cable - 2.3%
Charter Communications Holdings 10.25%,
 1/15/10......................................    B2       2,200     2,211,000
Fox Family Worldwide, Inc.
 9.25%, 11/01/07..............................    B1       2,500     2,406,250
Fox Family Worldwide, Inc.
 10.25%, 11/01/07(b)..........................    B1         500       367,500
                                                                  ------------
                                                                     4,984,750
                                                                  ------------
Building & Construction - 0.5%
Morrison Knudsen Corporation 11.00%,
 7/01/10(c)...................................   Ba2       1,000     1,015,000
                                                                  ------------
Chemicals - 3.4%
Huntsman ICI Chemicals
 10.125%, 7/01/09.............................    B2       2,250     2,300,625
Lyondell Chemical Co.
 Series A
 9.625%, 5/01/07..............................   Ba3       1,800     1,833,750
Lyondell Chemical Co.
 Series B
 10.875%, 5/01/09.............................    B2       2,000     2,045,000
Sterling Chemicals, Inc.
 Series B
 12.375%, 7/15/06.............................    B3       1,250     1,296,875
                                                                  ------------
                                                                     7,476,250
                                                                  ------------

--------------------------------------------------------------------------------
8.ACM MANAGED INCOME FUND

     PORTFOLIO OF INVESTMENTS

                                            Moody's Principal
                                           Investor    Amount
                                            Ratings     (000) U.S. $ Value
------------------------------------------------------------------------------
Communications - 2.2%
Allbritton Communications
 Series B
 9.75%, 11/30/07..........................    B3     $  750    $  727,500
Level 3 Communications
 11.00%, 3/15/08..........................    B3      2,750     2,736,250
Williams Communications Group 11.70%,
 8/01/08(c)...............................    B3      1,500     1,515,000
                                                               ----------
                                                                4,978,750
                                                               ----------
Consumer Products & Services - 2.0%
Evenflo Company, Inc.
 Series B
 11.75%, 8/15/06..........................    B2      2,300     2,294,250
Riverwood International Corp.
 10.625%, 8/01/07.........................    B3      2,000     2,045,000
                                                               ----------
                                                                4,339,250
                                                               ----------
Electronics - 0.8%
CHS Electronics, Inc.
 9.875%, 4/15/05(d).......................    Ca      5,400       108,000
Viasystems, Inc.
 9.75%, 6/01/07...........................    B3      1,750     1,579,375
                                                               ----------
                                                                1,687,375
                                                               ----------
Energy - 2.0%
AES Corp.
 9.50%, 6/01/09...........................   Ba1      1,300     1,327,625
Chesapeake Energy Corp.
 Series B
 9.625%, 5/01/05..........................    B2      1,000     1,011,250
EOTT Energy Partners LP
 11.00%, 10/01/09.........................   Ba2      2,000     2,100,000
                                                               ----------
                                                                4,438,875
                                                               ----------
Financial Services - 3.1%
Bank United Corp.
 8.875%, 5/01/07..........................   Ba3      1,000       960,322
Hanvit Bank
 12.75%, 3/01/10(e).......................   Ba3      1,000     1,023,800
Hanvit Bank
 12.75%, 3/01/10(c)(e)....................   Ba3        500       511,900
Lodgian Financing Corp.
 12.25%, 7/15/09..........................    B3      3,500     2,870,000
Robert Fleming & Co. Ltd.
 6.56%,(f)................................    A1      2,000     1,606,142
                                                               ----------
                                                                6,972,164
                                                               ----------

--------------------------------------------------------------------------------
                                                       ACM MANAGED INCOME FUND.9

     PORTFOLIO OF
      INVESTMENTS

                                                  Moody's Principal
                                                 Investor    Amount
                                                  Ratings     (000) U.S. $ Value
--------------------------------------------------------------------------------
Food - 0.9%
Richmont Marketing Specialists, Inc.
 10.125%, 12/15/07(g)...........................   Caa3    $4,000    $2,000,000
SFC SUB, Inc.
 11.00%, 12/15/09(b)............................     NR       239         2,395
                                                                     ----------
                                                                      2,002,395
                                                                     ----------
Hotels & Casinos - 1.1%
Mandalay Resort Group
 10.25%, 8/01/07(c).............................    Ba3     2,000     2,080,000
Park Place Entertainment
 9.375%, 2/15/07................................    Ba2       500       515,625
                                                                     ----------
                                                                      2,595,625
                                                                     ----------
Industrial - 0.7%
Allied Waste North America
 Series B
 10.00%, 8/01/09................................     B2     1,800     1,615,500
                                                                     ----------
Internet Software - 1.9%
PSINet, Inc.
 11.00%, 8/01/09................................     B3     3,500     3,040,625
Verio, Inc.
 11.25%, 12/01/08...............................     B3     1,000     1,175,000
                                                                     ----------
                                                                      4,215,625
                                                                     ----------
Machinery - 0.8%
Flowserve Corporation
 12.25%, 8/15/10................................     B3     1,000     1,020,000
Goss Graphic Systems, Inc.
 12.25%, 11/19/05...............................     NR     2,123       644,179
                                                                     ----------
                                                                      1,664,179
                                                                     ----------
Medical - 0.9%
HCA--The Healthcare Corporation
 8.75%, 9/01/10.................................    Ba2     1,000     1,007,807
Iasis Healthcare Corporation
 13.00%, 10/15/09...............................     B3     1,000     1,030,000
                                                                     ----------
                                                                      2,037,807
                                                                     ----------
Metals/Minerals - 0.7%
Kaiser Aluminum & Chemicals
 9.875%, 2/15/02................................     B1     1,500     1,477,500
                                                                     ----------
Oil--Domestic - 0.5%
Gothic Production Corporation
 Series B
 11.125%, 5/01/05...............................     B3     1,000     1,065,000
                                                                     ----------
Plastic - 0.6%
Foamex L.P.
 13.50%, 8/15/05(g).............................   Caa2     1,580     1,343,000
                                                                     ----------

--------------------------------------------------------------------------------
10.ACM MANAGED INCOME FUND

     PORTFOLIO OF INVESTMENTS

                                                  Moody's Principal
                                                 Investor    Amount
                                                  Ratings     (000) U.S. $ Value
--------------------------------------------------------------------------------
Rental Service - 0.4%
Universal Compression, Inc.
 9.875%, 2/15/08(b).............................     B2    $1,250   $   943,750
                                                                    -----------
Telecommunications - 7.6%
Crown Castle International Corp.
 10.75%, 8/01/11................................     B3     1,000     1,045,000
Global Telesystems, Inc.
 9.875%, 2/15/05................................   Caa1     1,000       602,500
Iridium L.L.C. Capital Corp.
 Series B
 14.00%, 7/15/05(d).............................      C     3,000       120,000
KMC Telecom Holdings, Inc.
 13.50%, 5/15/09................................   Caa2     2,000     1,510,000
MacLeodUSA Incorporated
 10.5%, 3/01/07(b)..............................     B1     1,000       845,000
Nextel Communications, Inc.
 9.375%, 11/15/09...............................     B1     1,500     1,477,500
NEXTLINK Communications
 10.50%, 12/01/09...............................     B2     2,000     1,910,000
NTL Communications Corp.
 Series B
 11.5%, 10/01/08................................     B2     2,000     2,050,000
Startec Global Communications Corp.
 12.00%, 5/15/08(g).............................     NR     3,400     2,448,000
TeleCorp PCS, Inc.
 11.625%, 4/15/09(b)............................     B3     1,000       695,000
TeleCorp PCS, Inc.
 10.625%, 7/15/10(c)............................     B3     1,500     1,567,500
Tritel PCS, Inc.
 12.75%, 5/15/09(b).............................     B3     1,250       878,125
Viatel, Inc.
 11.50%, 3/15/09................................     B3     2,250     1,215,000
Winstar Communications, Inc.
 14.75%, 4/15/10(b)(c)..........................     B3     1,000       395,000
                                                                    -----------
                                                                     16,758,625
                                                                    -----------
Toys - 1.1%
Marvel Enterprises, Inc.
 12.00%, 6/15/09................................     NR     3,000     2,415,000
                                                                    -----------
Total Corporate Obligations
 (cost $86,885,187).............................                     74,026,420
                                                                    -----------

--------------------------------------------------------------------------------
                                                      ACM MANAGED INCOME FUND.11

[SIDEBAR:]
PORTFOLIO OF INVESTMENTS

                                                         Shares or
                                                 Moody's Principal
                                                Investor    Amount
                                                 Ratings     (000) U.S. $ Value
-------------------------------------------------------------------------------
Yankee Obligations - 7.0%
Avecia Group
 11.00%, 7/01/09...............................    B2     $1,500   $ 1,522,500
Cellco Finance
 15.00%, 8/01/05...............................    B1      2,000     2,175,000
Comcast UK Cable Partners
 11.20%, 11/15/07(b)...........................    B2      1,500     1,436,250
Doman Industries Limited
 12.00%, 7/01/04...............................    B3      2,000     2,050,000
Global Crossing Holdings, LTD
 9.125%, 11/15/06..............................    NR      3,000     2,992,500
Hermes Europe Railtel
 10.375%, 1/15/09..............................    B3        500       322,500
Innova S. de R.L.
 12.875%, 4/01/07..............................    B3      1,000       972,500
Pierce Leahy Command Company
 8.125%, 5/15/08...............................    B2      1,500     1,365,000
RSL Communications PLC
 9.875%, 11/15/09..............................    B3      3,420       872,100
United Pan-Europe Communications
 Series B
 13.75%, 2/01/10(b)............................    B2      2,000       930,000
Versatel Telecom International
 11.875%, 7/15/09..............................    B3      1,000       905,000
                                                                   -----------
Total Yankee Obligations
 (cost $18,058,357)............................                     15,543,350
                                                                   -----------
Non-Convertible Preferred
 Stock - 2.1%
CSC Holdings, Inc.
 Series M
 11.125%(h)....................................    B1     16,250     1,742,813
Global Crossing Holding, Ltd.
 10.50%(h).....................................    B1     10,000     1,002,500
Nextel Communications
 Series E
 11.125%(h)....................................    B3      2,055     1,993,350
                                                                   -----------
Total Non-Convertible Preferred
 Stock (cost $4,798,000).......................                      4,738,663
                                                                   -----------

--------------------------------------------------------------------------------
12.ACM MANAGED INCOME FUND

     PORTFOLIO OF INVESTMENTS

                                                        Shares or
                                                Moody's Principal
                                               Investor    Amount
                                                Ratings     (000) U.S. $ Value
-------------------------------------------------------------------------------
Common Stocks & Other Investments -- 0.1%
Goss Holdings, Inc. Common Stock(i)..........     NR      55,755  $    111,510
Knology Holdings, Inc.
 Warrants, expiring 10/22/07(c)(i)(j)........     NR       2,500         6,250
Loral Space & Communication, Inc.
 Warrants, expiring 1/15/07(i)(k)............     NR       4,950        17,325
OpTel, Inc. Common Stock(c)(i)...............     NR       5,000            50
Startec Global Communications Corp. Warrants,
 expiring 5/15/08(i)(l)......................     NR       4,500        15,750
                                                                  ------------
Total Common Stocks & Other Investments (cost
 $375).......................................                          150,885
                                                                  ------------
Time Deposit - 2.8%
Deutschebank
 6.625%, 9/01/00
 (cost $6,300,000)...........................            $ 6,300     6,300,000
                                                                  ------------
Total Investments - 119.3%
 (cost $283,466,834).........................                      264,049,157
Other assets less liabilities - (19.3%)......                      (42,690,898)
                                                                  ------------
Net Assets - 100.0%..........................                     $221,358,259
                                                                  ------------

(a) Securities, or portion thereof, loaned at August 31, 2000, with an aggregate market value of $29,760,170 and cash collateral received from the counterparty of Credit Suisse First Boston, Inc. in the amount of $30,250,000.
(b) Indicates a security has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2000, the market value of these securities aggregated $7,090,700 or 3.2% of net assets.
(d) Security is in default and is non-income producing.
(e) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect August 31, 2000.
(f) The security is a perpetual bond and has no stated maturity date.
(g) Illiquid security, valued at fair market value (see Note A).
(h) Paid-in-kind preferred, quarterly stock payments.
(i) Non-income producing security.
(j) Each warrant entitles the holder to purchase 2.2404 shares of Common Stock at $0.01 per share. The warrants are exercisable until 10/22/07.
(k) Each warrant entitles the holder to purchase .6056 shares of Common Stock at $0.014 per share. The warrants are exercisable until 1/15/07
(l) Each warrant entitles the holder to purchase 1.25141 shares of Common Stock at $24.20 per share. The warrants are exercisable until 5/15/08.
    Glossary of Terms:
    NR - Not Rated.
    TIPS--Treasury Inflation Protected Securities.

See notes to financial statements.

--------------------------------------------------------------------------------
                                                      ACM MANAGED INCOME FUND.13

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000


     STATEMENT OF
       ASSETS AND
      LIABILITIES

Assets
Investments in securities, at value (cost $283,466,834).......... $264,049,157
Cash.............................................................       77,754
Receivable for investment securities sold........................    6,439,249
Interest receivable..............................................    5,039,429
Prepaid expenses and other assets................................       13,745
                                                                  ------------
Total assets.....................................................  275,619,334
                                                                  ------------
Liabilities
Deposit for securities loaned....................................   30,250,000
Payable for investment securities purchased......................   21,997,078
Dividends payable................................................    1,664,514
Advisory fee payable.............................................      133,870
Administrative fee payable.......................................       41,196
Interest payable on security lending.............................       20,077
Accrued expenses and other liabilities...........................      154,340
                                                                  ------------
Total liabilities................................................   54,261,075
                                                                  ------------
Net Assets....................................................... $221,358,259
                                                                  ------------
Composition of Net Assets
Preferred stock, $.01 par value per share; 1,900 shares
 Remarketed Preferred Stock authorized, 950 shares issued and outstanding at $100,000 per share liquidation preference........ $ 95,000,000
Common stock, $.01 par value per share; 299,998,100 shares
 authorized, 23,778,769 shares issued and outstanding............      237,789
Additional paid-in capital.......................................  207,901,968
Distributions in excess of net investment income.................   (2,326,904)
Accumulated net realized loss on investment transactions.........  (60,036,917)
Net unrealized depreciation of investments.......................  (19,417,677)
                                                                  ------------
                                                                  $221,358,259
                                                                  ------------
Net Asset Value Per Share of Common Stock
($221,358,259 less Remarketed Preferred Stock at liquidation value of $95,000,000 divided by 23,778,769 shares of Common
 Stock outstanding)..............................................        $5.31

                                                                         -----

See notes to financial statements.

--------------------------------------------------------------------------------
14.ACM MANAGED INCOME FUND

STATEMENT OF OPERATIONS
Year Ended August 31, 2000


     STATEMENT OF OPERATIONS

Investment Income
Interest............................................ $24,672,364
Dividends...........................................      53,625 $ 24,725,989
                                                     -----------

Expenses
Advisory fee........................................   1,476,933
Administrative fee..................................     454,441
Remarketed Preferred Stock-remarketing
 agent's fees.......................................     243,143
Audit and legal.....................................      95,177
Printing............................................      76,172
Transfer agency.....................................      47,954
Directors' fees and expenses........................      35,880
Registration fees...................................      35,075
Custodian...........................................      33,652
Miscellaneous.......................................      26,845
                                                     -----------
Total expenses before interest .....................   2,525,272
Interest expense....................................     426,262
                                                     -----------
Net expenses........................................                2,951,534
                                                                 ------------
Net investment income...............................               21,774,455
                                                                 ------------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investment transactions........              (24,720,219)
Net change in unrealized appreciation/depreciation
 of investments.....................................                8,110,976
                                                                 ------------
Net loss on investments.............................              (16,609,243)
                                                                 ------------
Net Increase in Net Assets from Operations..........             $  5,165,212
                                                                 ------------




See notes to financial statements.

--------------------------------------------------------------------------------
                                                      ACM MANAGED INCOME FUND.15

STATEMENT OF CHANGES
IN NET ASSETS


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended    Year Ended
                                                      August 31,    August 31,
                                                         2000          1999
                                                     ------------  ------------
Increase (Decrease) in Net Assets from Operations
Net investment income..............................  $ 21,774,455  $ 27,478,618
Net realized loss on investment
 transactions......................................   (24,720,219)  (34,892,171)
Net change in unrealized appreciation/depreciation
 of investments....................................     8,110,976   (17,050,946)
                                                     ------------  ------------
Net increase (decrease) in net assets from
 operations........................................     5,165,212   (24,464,499)
Dividends and Distributions to Shareholders
Dividends from net investment income:
 Common Stock......................................   (20,096,276)  (21,817,892)
 Remarketed Preferred Stock........................    (5,628,921)   (4,930,538)
 Tax return of capital.............................    (3,683,130)          -0-
Distributions from net realized gain on
 investments:
 Common Stock......................................           -0-    (9,509,152)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance
 of Common Stock...................................     4,118,157     5,937,012
                                                     ------------  ------------
Total decrease.....................................   (20,124,958)  (54,785,069)
Net Assets:
Beginning of period................................   241,483,217   296,268,286
                                                     ------------  ------------
End of period (including undistributed net
 investment income of $1,623,838 for August 31,
 1999).............................................  $221,358,259  $241,483,217
                                                     ------------  ------------

See notes to financial statements.

--------------------------------------------------------------------------------
16.ACM MANAGED INCOME FUND

NOTES TO FINANCIAL STATEMENTS
August 31, 2000


     NOTES TO FINANCIAL STATEMENTS


NOTE A
Significant Accounting Policies
ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment com-pany. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of as-sets and liabilities in the financial statements and amounts of income and ex-penses during the reporting period. Actual results could differ from those es-timates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are gener-ally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly mak-ing a market in such securities. U.S. Government securities and other debt se-curities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quota-tions are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by the Board of Directors. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-divi-dend date. Investment transactions are accounted for on the date the invest-ments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustments to interest income.

4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distribu

--------------------------------------------------------------------------------
                                                      ACM MANAGED INCOME FUND.17

NOTES TO FINANCIAL STATEMENTS

tions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally ac-cepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their fed-eral tax basis treatment; temporary differences do not require such reclassi-fication.

During the current fiscal year, permanent differences, primarily due to a tax return of capital, resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capi-tal. This reclassification had no effect on net assets.

NOTE B:
Advisory, Administrative Fees and Other Transactions with Affiliates
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .65 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reim-bursed AFS $1,480 during the year ended August 31, 2000.

Under the terms of an Administrative Agreement, the Fund pays Princeton Admin-istrators, L.P. (the "Administrator") a monthly fee equal to an annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets. The Admin-istrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C:
Investment Transactions
Purchases and sales of investment securities (excluding U.S. government secu-rities and short term investments) aggregated $126,021,280 and $137,410,287, respectively, for the year ended August 31, 2000. There were purchases of $862,971,063 and sales of $857,859,524 of U.S. government and government agency obligations for the year ended August 31, 2000.

At August 31, 2000, the cost of investments for federal income tax purposes was $286,757,439. Accordingly, gross unrealized appreciation of investments was $5,134,787 and gross unrealized depreciation of investments was $27,843,069, resulting in net unrealized depreciation of $22,708,282.

At August 31, 2000, the Fund had a capital loss carryforward of $30,889,731 of which $697,447 expires in the year 2007 and $30,192,284 expires in the year 2008.

Capital losses incurred after October 31 ("post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $25,856,580 during fiscal year 2000. To the extent that the carryover losses are used to offset future capital gains, it is

-------------------------------------------------------------------------------
18.ACM MANAGED INCOME FUND

     NOTES TO FINANCIAL STATEMENTS

probably that the gain to offset will not be distributed to shareholders.

NOTE D:
Capital Stock
There are 300,000,000 shares of $.01 par value capital stock authorized.

Common Stock
There are 23,778,769 shares of common stock outstanding at August 31, 2000. During the years ended August 31, 2000 and August 31, 1999, the Fund issued 673,319 and 715,186 shares, respectively, in connection with the Fund's divi-dend reinvestment plan.

Preferred Stock
The Fund has issued and outstanding 950 shares of Remarketed Preferred Stock each at a liquidation value of $100,000 per share. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the Remarketed Preferred Stock is
6.49% and is effective     through September 14, 2000.

NOTE E:
Security Lending
The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securi-ties or bank letters of credit equal to at least 102% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the year ended August 31, 2000, the maximum amount of security lending agreements outstanding was $30,250,000, the average amount outstanding was ap-proximately $28,462,761, and the daily weighted average interest rate was 6.12%.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrow-er, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the bor-rower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of August 31, 2000, the Fund had entered into the following security lending agreement:

  Amount           Counterparty            Interest Rate              Maturity
-----------      -----------------         -------------         ------------------
$30,250,000        Credit Suisse               6.40%             September 11, 2000
                 First Boston Inc.

-------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND. 19

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


        FINANCIAL
       HIGHLIGHTS


                                     Year Ended August 31,
                       -------------------------------------------------------
                              2000       1999       1998       1997       1996
                       -------------------------------------------------------
Net asset value,
 beginning of period....    $ 6.34     $ 8.99     $ 9.13     $ 8.36     $ 8.14
                       ---------------------------------------------------------
Income From Investment
 Operations
Net investment income...       .93       1.21       1.24       1.20       1.20
Net realized and
 unrealized gain (loss)
 on investments, foreign
 currency transactions
 and written options....      (.72)     (2.26)      (.18)       .76        .04
                       -------------------------------------------------------
Net increase (decrease)
 in net asset value from
 operations.............       .21      (1.05)      1.06       1.96       1.24
                       -------------------------------------------------------
Less: Dividends and
 Distributions
Distributions to common
 shareholders:
 Dividends from net
  investment income.....      (.85)      (.96)      (.94)      (.90)      (.83)
 Tax return of capital..      (.15)        -0-        -0-        -0-        -0-
 Distributions from net
  realized gains........        -0-      (.42)      (.02)        -0-        -0-
Distributions to
 preferred shareholders:
 Common Stock equivalent
  of dividends paid to
  Remarketed Preferred
  shareholders..........      (.24)      (.22)      (.24)      (.29)      (.19)
                       -------------------------------------------------------
Total dividends and
 distributions..........     (1.24)     (1.60)     (1.20)     (1.19)     (1.02)
                       -------------------------------------------------------
Net asset value, end of
 period ................    $ 5.31     $ 6.34     $ 8.99     $ 9.13     $ 8.36
                       -------------------------------------------------------
Market value, end of
 period.................    $ 6.3125   $ 8.625    $ 8.6875   $10.000    $ 9.500
                       -------------------------------------------------------
Total Return
Total investment return
 based on: (a)
 Market value...........    (13.66)%    16.91 %    (4.05)%    16.03%     11.39 %
 Net asset value........     (1.00)%   (16.95)%     8.74 %    20.38%     12.89 %
Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)........  $221,358   $241,483   $296,268   $295,674   $275,248
Ratio of expenses to
 average net assets: (b)
Based on Common Stock...      2.23 %       -0-        -0-        -0-        -0-
Based on Common and
 Preferred Stocks.......      1.30 %       -0-        -0-        -0-        -0-
Ratio of expenses to
 average net assets
 excluding interest
 expenses: (b)
Based on Common Stock...      1.91 %     1.54 %     1.39 %      .96 %     1.00 %
Based on Common and
 Preferred Stocks.......      1.11 %     1.09 %     1.04 %     1.05 %     1.08 %
Ratio of net investment
 income to average net
 assets: (b)
Based on Common Stock...     12.21 %    15.82 %    13.21 %     9.29 %     9.36 %
Based on Common and
 Preferred Stocks.......      9.58 %    10.17 %     9.04 %     9.21 %     9.30 %
Portfolio turnover
 rate...................       383 %      222 %      157 %      253 %      360 %

---------
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(b) The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.


--------------------------------------------------------------------------------
20.ACM MANAGED INCOME FUND

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS



     REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of ACM Managed Income Fund, Inc.
We have audited the accompanying statement of assets and liabilities of ACM Managed Income Fund, Inc. (the "Fund"), including the portfolio of invest-ments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsiblilty is to ex-press an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements and financial highlights. Our procedures in-cluded confirmation of securities owned as of August 31, 2000, by correspon-dence with the custodian and others. An audit also includes assessing the ac-counting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Income Fund, Inc. at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

New York, New York
October 11, 2000

-------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND.21

ADDITIONAL INFORMATION

ACM Managed Income Fund
Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to share-holders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Com-mon Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

   (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current mar-ket price.

   (ii) If the shares of Common Stock are trading at a discount from net as-set value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market, on the New York Stock Exchange or else-where, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price ex-ceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares pur-chased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each sharehold-

-------------------------------------------------------------------------------
22.ACM MANAGED INCOME FUND

     ADDITIONAL INFORMATION

er's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be with-held) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. According-ly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subse-quent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' writ-ten notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk fac-tors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, a Senior Vice President of the Fund.

Supplemental Proxy Information
The Annual Meeting of Shareholders of The ACM Managed Income Fund, Inc. was held on March 28, 2000. The description of each proposal and number of shares voted at the meeting are as follows:

                                                               Voted
                                               Voted For  Against/Abstain
-------------------------------------------------------------------------
1. To elect directors:  Class Three Nominee
                        (term expires in 2003)
                        Ruth Block                909            0
                        John D. Carifa         16,580,004     306,114
                        Robert C. White           909            0

                                                             Voted  Withheld/
                                                 Voted For  Against  Abstain
-----------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP  16,635,417 81,516   169,185
  as the Fund's independent auditors for the
  Fund's fiscal year ending August 31, 2000.

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                                                     ACM MANAGED INCOME FUND.23

GLOSSARY OF INVESTMENT TERMS


[SIDEBAR: GLOSSARY OF INVESTMENT TERMS]

asset-backed securities
A security backed by notes or accounts receivable against assets other than real estate. Asset-backed securities are originated by banks, credit card com-panies, or other providers of credit.

credit rating
A bond rating that measures of the quality and safety of a bond, based on the issuer's financial condition. In particular, an evaluation from a rating serv-ice indicating the probability that a debt issuer will be able to meet sched-uled interest and principal repayments. Ratings typically range from AAA which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board
The seven-member board that oversees Federal Reserve Banks, establishes mone-tary policy and monitors the country's economic state.

investment-grade bond
A bond that is considered safe, having a relatively high bond rating.

spread
The price above a benchmark fixed-income yield that an issuer pays to borrow money.

Treasuries
Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

U.S. government agency securities
Securities issued by U.S. government-related agencies, such as Government Na-tional Mortgage Association, Federal Home Loan Mortgage Corporation, and Fed-eral National Mortgage Association that are exempt from state and local taxes, also called agency securities.

--------------------------------------------------------------------------------
24.ACM MANAGED INCOME FUND

[SIDEBAR: ALLIANCE CAPITAL]

ALLIANCE CAPITAL
The Investment Professional's Choice



Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching invest-ment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thou-sands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 in-vestment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios man-aged by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.
All information on Alliance Capital is as of 6/30/00.

--------------------------------------------------------------------------------
                                                      ACM MANAGED INCOME FUND.25

BOARD OF DIRECTORS


     BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(/1/)
David H. Dievler(/1/)
John H. Dobkin(/1/)
William H. Foulk, Jr(/1/)
Dr. James M. Hester(/1/)
Clifford L. Michel(/1/)
Donald J. Robinson(/1/)
Robert C. White(/1/)
OFFICERS
Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
George Caffrey, Vice President
Matthew Bloom, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Administrator                 Preferred Stock:
Princeton Administrators,     Dividend Paying Agent,
L.P.                          Transfer Agent And Registrar
P.O. Box 9095                 IBJ Schroder Bank & Trust
Princeton, NJ 08543-9095      Co.
                              1 State Street
                              New York, NY 10004

Common Stock:                 Independent Auditors
Custodian, Dividend Paying    Ernst & Young LLP
Agent,                        787 Seventh Avenue
Transfer Agent And Registrar  New York, NY 10019
State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110
Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee
    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.
    This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

--------------------------------------------------------------------------------
26.ACM MANAGED INCOME FUND

ALLIANCE CAPITAL FAMILY OF FUNDS


     ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds
Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds
Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds
The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at
(800) 227-4618.

--------------------------------------------------------------------------------
                                                      ACM MANAGED INCOME FUND.27

SUMMARY OF GENERAL INFORMATION


ACM Managed Income Fund
Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value (NAV) and market price in-formation about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.

--------------------------------------------------------------------------------
28.ACM MANAGED INCOME FUND

ACM Managed Income Fund
1345 Avenue of the Americas
New York, New York 10105


[LOGO OF ALLIANCE]

(R) These registered
service marks used
under license from the
owner, Alliance Capital
Management L.P.

MIFAR800